COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com
Spectrum Pharmaceuticals Reports Fourth Quarter 2015 and Full Year 2015 Financial Results and Pipeline Update

•	SPI-2012, a novel long-acting GCSF: A pivotal Phase 3 study was initiated under Special Protocol Assessment (SPA) and is currently enrolling patients.

•	Poziotinib, a novel pan-HER inhibitor: A Phase 2 trial was initiated in breast cancer patients who have failed other HER2-directed therapies.

•
EVOMELA™ (melphalan) for injection, a propylene-glycol free melphalan formulation: The Company resubmitted the NDA and received a PDFUA date of May 9, 2016. If approved, the Company plans to launch this drug with its existing sales force.

•
EOquin® (apaziquone for intravesical instillation), a potent tumor-activated drug for non-muscle invasive bladder cancer: Spectrum filed an NDA and the company received a PDFUA date of December 11, 2016.

•	Q4 revenues were $34.8 million driven by strong demand for our oncology drugs and the Company ended 2015 with $139.7 million in cash.

HENDERSON, Nevada - March 9, 2016 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in Hematology and Oncology, announced today financial results for the three-month period and year ended December 31, 2015.
“We had solid operating performance this quarter and our pipeline has never been stronger with multiple drugs enrolling in late-stage trials,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. “We believe each of our late-stage drugs have demonstrated strong clinical data, and can be transformative to the Company. We just started enrolling the pivotal Phase 3 study for SPI-2012 and a Phase 2 study for poziotinib. We have two drugs lined up for FDA decision this year: Evomela in May, and EOquin in December. We remain focused on bringing innovative oncology medicines to the market.”
Pipeline Update:

•
SPI-2012, a novel long-acting GCSF: A pivotal Phase 3 study was initiated in Q1 2016 and will evaluate SPI-2012 as a treatment for chemotherapy-induced neutropenia in approximately 580 patients with breast cancer. In a Phase 2 dose ranging study, SPI-2012 was shown to have a shorter duration of severe neutropenia at the higher dose tested and comparable at the middle dose compared to the blockbuster drug pegfilgrastim. SPI-2012 was also shown to have an acceptable safety profile with no significant dose-related or unexpected toxicities.

•
Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: Spectrum initiated a Phase 2 breast cancer program in the U.S., based on promising Phase 1 efficacy data in breast cancer patients who had failed multiple other HER2-directed therapies. The Company submitted the Phase 2 protocol to the FDA as part of an Investigational New Drug (IND) application in November 2015. In addition, multiple Phase 2 studies are being conducted by Hanmi Pharmaceuticals and National OncoVenture in South Korea.

•
EVOMELA, a propylene-glycol free melphalan formulation: After receiving a Complete Response Letter in October, Spectrum was granted a Type A meeting with the FDA on November 6, 2015. Within days, the company resubmitted the NDA and received a PDUFA date of May 9, 2016. If approved, we plan to launch Evomela with our existing sales force.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

•
EOquin, a potent tumor-activated drug for non-muscle invasive bladder cancer: Spectrum filed an NDA based on the previous Phase 3 studies. The FDA accepted the NDA and has given Spectrum a PDUFA date of December 11, 2016. The FDA also indicated that it plans to hold an advisory committee meeting regarding the NDA. The Company is actively enrolling an additional randomized, placebo-controlled Phase 3 trial under the SPA agreement. The Phase 3 study has been specifically designed to build on learnings from the previous EOquin Phase 3 studies, as well as recommendations from the FDA.

Three-Month Period Ended December 31, 2015 (All numbers are approximate)
GAAP Results
Total product sales were $34.8 million in the fourth quarter of 2015. Total product sales decreased 33% from $51.7 million in the fourth quarter of 2014.
Product sales in the fourth quarter included: FUSILEV® (levoleucovorin) net sales of $15.1 million, FOLOTYN® (pralatrexate injection) net sales of $10.3 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $3.7 million, BELEODAQ® (belinostat) for injection net sales of $3.0 million, and MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $2.7 million. FUSILEV sales exceeded our expectations in the fourth quarter, however, we continue to expect significant declines in the future due to additional competition and pricing pressure.
Spectrum recorded net loss of $4.2 million, or $0.06 per basic and diluted share in the three-month period ended December 31, 2015, compared to net loss of $3.0 million, or $0.05 per basic and diluted share in the comparable period in 2014. Total research and development expenses were $15.4 million in the quarter, as compared to $14.4 million in the same period in 2014. Selling, general and administrative expenses were $21.2 million in the quarter, compared to $24.5 million in the same period in 2014.
Non-GAAP Results
Spectrum recorded non-GAAP net loss of $4.6 million, or $0.07 per basic share and diluted share in the three-month period ended December 31, 2015, compared to non-GAAP net income of $7.5 million, or $0.12 per basic and $0.09 per diluted share in the comparable period in 2014. Non-GAAP research and development expenses were $14.8 million as compared to $14.0 million in the same period of 2014. Non-GAAP selling, general and administrative expenses were $18.1 million, as compared to $21.4 million in the same period in 2014.

Twelve-Month Period Ended December 31, 2015 (All numbers are approximate)
GAAP Results
Total product sales were $136.9 million for the twelve months ended December 31, 2015. Total product sales decreased 27% from $186.5 million in the same period of 2014.
Product sales in 2015 included: FUSILEV® (levoleucovorin) net sales of $60.7 million, FOLOTYN® (pralatrexate injection) net sales of $40.6 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $17.5 million, BELEODAQ® (belinostat) for injection net sales of $10.1 million, and MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $8.0 million.
Spectrum recorded net loss of $50.8 million, or $0.78 per basic and diluted share in the twelve-month period ended December 31, 2015, compared to net loss of $45.7 million, or $0.71 per basic and diluted share in the comparable period in 2014. Total research and development expenses were $50.8 million for the year, as compared to $69.7 million in the same period in 2014. Selling, general and administrative expenses were $86.5 million for the year, compared to $97.4 million in the same period in 2014.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Results
Spectrum recorded non-GAAP net loss of $17.6 million, or $0.27 per basic and diluted share in the twelve-month period ended December 31, 2015, compared to non-GAAP net income of $21.4 million, or $0.33 per basic and $0.27 per diluted share in the comparable period in 2014. Non-GAAP research and development expenses were $45.7 million as compared to $50.0 million in the same period of 2014. Non-GAAP selling, general and administrative expenses were $77.9 million, as compared to $84.9 million in the same period in 2014.
Conference Call
Wednesday, March 9, 2016 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 51999726
International:    (973) 796-5077, Conference ID# 51999726
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on March 9, 2016 at 4:30 p.m. Eastern/1:30 p.m. Pacific.
About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology. Spectrum currently markets five hematology/oncology drugs, and expects two FDA decisions in 2016. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, leveraging the expertise of partners and employees around the world to assist us in the execution of our strategy, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, BELEODAQ® and EOquin® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™, EVOMELA™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2016 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenues:
Product sales, net	$34,837	$51,670	$136,851	$186,537
License fees and service revenue	15,494	191	25,705	293
Total revenues	$50,331	$51,861	$162,556	$186,830
Operating costs and expenses:
Cost of product sales (excludes amortization and impairment of intangible assets)	6,181	8,073	27,689	27,037
Selling, general and administrative	21,218	24,485	86,514	97,412
Research and development	15,433	14,410	50,766	69,662
Amortization and impairment of intangible assets	10,462	6,525	38,319	24,288
Total operating costs and expenses	53,294	53,493	203,288	218,399
Loss from operations	(2,963)	(1,632)	(40,732)	(31,569)
Other (expense) income:
Interest expense, net	(2,314)	(2,180)	(9,074)	(8,584)
Change in fair value of contingent consideration related to acquisitions	1,241	2,897	676	987
Other (expense) income, net	251	(2,129)	(1,249)	(4,367)
Total other expense	(822)	(1,412)	(9,647)	(11,964)
Loss before income taxes	(3,785)	(3,044)	(50,379)	(43,533)
(Provision) benefit for income taxes	(369)	68	(406)	(2,186)
Net loss	$(4,154)	$(2,976)	$(50,785)	$(45,719)
Net loss per share:
Basic	$(0.06)	$(0.05)	$(0.78)	$(0.71)
Diluted	$(0.06)	$(0.05)	$(0.78)	$(0.71)
Weighted average shares outstanding:
Basic	65,370,371	65,054,236	64,882,417	64,708,163
Diluted	65,370,371	65,054,236	64,882,417	64,708,163

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	December 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$139,741	$129,942
Marketable securities	245	3,306
Accounts receivable, net of allowance for doubtful accounts of $120 and $120, respectively	30,384	70,758
Other receivables	12,572	5,489
Inventories	4,176	9,200
Prepaid expenses and other assets	4,206	3,774
Total current assets	191,324	222,469
Property and equipment, net of accumulated depreciation	918	1,405
Intangible assets, net of accumulated amortization	190,335	230,100
Goodwill	17,960	18,195
Other assets	20,683	17,864
Total assets	421,220	490,033
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	56,539	84,994
Accrued payroll and benefits	8,188	8,444
Deferred revenue	6,130	9,959
Drug development liability	259	1,141
Acquisition-related contingent obligations	5,227	4,901
Total current liabilities	76,343	109,439
Drug development liability, less current portion	14,427	14,644
Deferred revenue, less current portion	383	—
Acquisition-related contingent obligations	1,439	2,441
Deferred tax liability	6,779	6,569
Other long-term liabilities	7,444	6,088
Convertible senior notes	101,548	96,298
Total liabilities	208,363	235,479
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized
Series B Junior Participating Preferred Stock, $0.001 par value; 1,500,000 shares authorized: no shares issued and outstanding	—	—
Series E Convertible Voting Preferred Stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 20 shares issued and outstanding at December 31, 2015 and 2014, respectively (convertible into 40,000 shares of common stock, with aggregate liquidation value of $240)	123	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 68,228,935 and 65,969,699 issued and outstanding at December 31, 2015 and 2014, respectively	68	66
Additional paid-in capital	552,108	538,553
Accumulated other comprehensive loss	(5,319)	(850)
Accumulated deficit	(334,123)	(283,338)
Total stockholders’ equity	212,857	254,554
Total liabilities and stockholders’ equity	$421,220	$490,033

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
GAAP product sales, net & license fees and service revenue	$50,331	$51,861	$162,556	$186,830
Non GAAP adjustments to product sales, net & license fees and service revenue:	(15,000)	—	(24,681)	—
Total adjustments to product sales, net & license fees and service revenues	(15,000)	—	(24,681)	—
Non-GAAP product sales & license and contract revenue	35,331	51,861	137,875	186,830
GAAP cost of product sales (excludes amortization of intangible assets)	6,181	8,073	27,689	27,037
Non-GAAP adjustments to cost of product sales	—	—	—	—
Non-GAAP cost of product sales (excludes amortization of intangible assets)	6,181	8,073	27,689	27,037
GAAP selling, general and administrative expenses	21,218	24,485	86,514	97,412
Non GAAP adjustments to SG&A:
Stock-based compensation	(2,928)	(2,831)	(10,049)	(10,054)
Shareholder lawsuit expenses	(15)	(136)	(7)	(1,503)
Insurance reimbursement under D&O policy	—	—	2,111	—
Depreciation expense	(170)	(123)	(691)	(992)
Total adjustments to SG&A	(3,113)	(3,090)	(8,636)	(12,549)
Non-GAAP selling, general and administrative	18,105	21,395	77,878	84,863
GAAP research and development	15,433	14,410	50,766	69,662
Non-GAAP adjustments to R&D:
Stock-based compensation	(666)	(389)	(2,035)	(1,756)
Depreciation expense	(3)	(13)	(18)	(72)
Beleodaq milestone cash payment & stock issuance	—	—	—	(17,790)
Other R&D milestone payments	—	—	(3,000)	—
Total adjustments to R&D	(669)	(402)	(5,053)	(19,618)
Non-GAAP research and development	14,764	14,008	45,713	50,044
GAAP amortization and impairment of intangible assets	10,462	6,525	38,319	24,288
Non-GAAP adjustments to amortization and impairment of intangible assets:
Amortization expense	(10,462)	(6,525)	(31,159)	(24,288)
Impairment of FUSILEV distribution rights	—	—	(7,160)	—
Total adjustments to amortization and impairment of intangibles	(10,462)	(6,525)	(38,319)	(24,288)
Non-GAAP amortization and impairment of intangibles	—	—	—	—
GAAP loss from operations	(2,963)	(1,632)	(40,732)	(31,569)
Non-GAAP adjustments to loss from operations	(756)	10,017	27,327	56,455
Non-GAAP (loss) income from operations	(3,719)	8,385	(13,405)	24,886
GAAP total other expenses, net	(822)	(1,412)	(9,647)	(11,964)
Realized gain on TopoTarget shares	—	—	—	(2,219)
Market-to-market of contingent consideration	(1,241)	(2,897)	(676)	(987)
Loss on foreign currency exchange	(161)	2,186	889	6,824
Accretion of discount on 2018 Convertible Notes	1,356	1,261	5,250	4,818
Total adjustments to other expense, net	(46)	550	5,463	8,436
Non-GAAP total other expenses, net	(868)	(862)	(4,184)	(3,528)
GAAP (provision) benefit for income taxes	(369)	68	(406)	(2,186)
Adjustment to (provision) benefit for income taxes	369	(68)	406	2,186
Non-GAAP (provision) benefit for income taxes	—	—	—	—
GAAP net loss	(4,154)	(2,976)	(50,785)	(45,719)
Total non-GAAP adjustments	(433)	10,499	33,196	67,077
Non-GAAP net (loss) income	$(4,587)	$7,523	$(17,589)	$21,358
Non-GAAP (loss) income per share:
Basic	$(0.07)	$0.12	$(0.27)	$0.33
Diluted	$(0.07)	$0.09	$(0.27)	$0.27
Weighted average shares outstanding:
Basic	65,370,371	65,054,236	64,882,417	64,708,163
Diluted	65,370,371	79,354,398	64,882,417	79,268,282

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI